SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.   20549

                    ---------------------------------------------

                                       FORM 8-K

                                    CURRENT REPORT

          Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) April 27, 1995
                                                            -------------


                           OUTLOOK INCOME/GROWTH FUND VIII,
                           A CALIFORNIA LIMITED PARTNERSHIP
                -----------------------------------------------------
                (Exact name of registrant as specified in its charter)


             California                 0-14593               33-0104267
          ----------------            ----------             -------------
           (State or other            (Commission           (IRS Employer
          jurisdiction of             File Number)            I.D. Number)
           incorporation)


          400 South El Camino Real, Ste. 1100, San Mateo, California 94402
          -----------------------------------------------------------------
                       (Address of principal executive offices)

          Registrant's  Telephone number, including  area code:  (415) 343-9300
                                                                 --------------
                                         N/A
             --------------------------------------------------------------
              (Former name or former address, if changes since last report)



                      This form 8-K contains a total of 5 pages.


                                No Exhibits Required.

          Item 2.  Disposition of Real Estate

          On April 27, 1995, the deed of trust securing the 175 S.W. Temple property owned by 175 S.W. Temple Associates, a California Limited Partnership (the "Partnership"), of which Outlook Income/Growth Fund VIII, A California Limited Partnership (the "Registrant"), was the majority partner, was foreclosed and the lender obtained title to the property. The first trust deed note was due to mature on May 1, 1995. The Registrant had informed the lender, both orally and in writing, that the Partnership could not refinance the existing obligation to the lender in order to pay all amounts owing under the note at maturity. Because the existing lender had shown no willingness to extend the maturity date, or otherwise work toward a realistic solution, the only prudent action was to negotiate an amicable foreclosure. The agreement relieved the Registrant of its guarantee of a portion of the outstanding debt. At December 31, 1994, the total outstanding debt (including previously deferred interest) was $10,077,000 while the book value of net assets approximated $7,505,000.

          On the following pages is the pro forma financial information representing the Registrant's December 31, 1994 balance sheet and the statement of operations for the year ended December 31, 1994, adjusted to eliminate the balances and operating results of the sold property.

    OUTLOOK INCOME/GROWTH FUND VIII,
    A CALIFORNIA LIMITED PARTNERSHIP

    Consolidated Statement of Operations
   (in thousands, except per unit amounts)
                 (unaudited)
                                                   For the Year Ended
                                                   ------------------
                                                       Pro Forma
                                      December 31,     Pro Forma    December 31,
                                          1994        Adjustments       1994
                                      ------------   ------------   ------------
   Revenues:
     Operating                         $  4,718         (1,525)          3,193
     Interest and other                     122            (37)             85
     Gain on sale of property             2,088              -           2,088
                                        -------       --------        --------
       Total revenues                     6,928         (1,562)          5,366
                                        -------       --------        --------
   Expenses:
     Operating                            1,778           (728)          1,050
     Interest                             2,157           (592)          1,565
     Depreciation and amortization        1,300           (514)            786
     General and administrative             655            (47)            608
                                        -------       --------        --------
       Total expenses                     5,890         (1,881)          4,009
                                        -------       --------        --------
   Loss before equity in loss of
    unconsolidated joint venture          1,038            319           1,357

   Equity in loss of unconsolidated
    joint venture                          (670)             -            (670)
                                        -------       --------        --------
   Net loss                             $   368            319             687
                                        =======       ========        ========
   Net loss per limited partnership
    "Current Unit"                      $ 29.33          25.42           54.75
                                        =======       ========        ========

    OUTLOOK INCOME/GROWTH FUND VIII,
    A CALIFORNIA LIMITED PARTNERSHIP

         Consolidated Balance Sheet
   (in thousands, except units oustanding)
                 (unaudited)
                                                       Pro Forma
                                      December 31,     Pro Forma    December 31,
                                          1994        Adjustments       1994
                                      ------------   ------------   ------------
   Real estate investments, at cost:
     Land                              $  7,885                          7,885
     Buildings and improvements          13,991                         13,991
                                       --------                       --------
                                         21,876                         21,876
     Less accumulated depreciation
       and amortization                  (4,198)                        (4,198)
                                       --------                       --------
         Net real estate investments     17,678                         17,678

   Real estate held pending
    foreclosure, net                      7,468         (7,468)              0
   Investment in unconsolidated
    joint venture                           404                            404
   Cash and cash equivalents              2,297                          2,297
   Accounts receivable, net                 147              2             149
   Prepaid expenses and other assets,
    net                                     107            (31)             76
   Notes receivable from unconsolidated
    joint venture                           683                            683
   Deferred financing costs and other
    fees, net                               203            (18)            185
                                       --------       --------         -------
                                       $ 28,987         (7,515)         21,472
                                       ========       ========         =======
   Liabilities and Partners'
    Equity (Deficit)
   ------------------------
   Notes payable - secured            $  25,205        (10,077)         15,128
   Accounts payable                           2             (1)              1
   Accrued expenses                         196             (3)            193
   Deferred income and security
    deposits                                 59             (6)             53
                                       --------        --------       --------
     Total liabilities                   25,462        (10,087)         15,375

   Partners' equity (deficit):
     General Partner                       (189)            51            (138)
     Limited Partners, 35,000 limited
       partnership units outstanding      3,714          2,521           6,235
                                       --------       --------        --------
     Total partners' equity               3,525          2,572           6,097
                                       --------       --------        --------
                                      $  28,987         (7,515)         21,472
                                       ========       ========        ========

                                     Page 4 of 5








                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        OUTLOOK INCOME/GROWTH FUND VIII,
                                        A CALIFORNIA LIMITED PARTNERSHIP


                                        By: Glenborough Realty Corporation,
                                            a California corporation
                                            Managing General Partner





          Date: April 27, 1995          By:

                                            Andrew Batinovich
                                            Senior Vice President,
                                            Chief Financial Officer
                                            and Director































                                     Page 5 of 5








                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        OUTLOOK INCOME/GROWTH FUND VIII,
                                        A CALIFORNIA LIMITED PARTNERSHIP


                                        By: Glenborough Realty Corporation,
                                            a California corporation
                                            Managing General Partner





          Date: April 27, 1995          By: /s/ Andrew Batinovich
                                            ---------------------------
                                            Andrew Batinovich
                                            Senior Vice President,
                                            Chief Financial Officer
                                            and Director




























                                            Page 5 of 5